UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   September 7, 2005
                                                 ------------------------


                        Avenue Entertainment Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           001-12885                                 95-4622429
--------------------------------------------------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


                               10 West 66th Street
                            New York, New York 10023
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (212) 769-3814
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                  777 Westchester Ave., White Plains, NY 10604
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant's Certifying Accountant.
               ---------------------------------------------

         (a) By letter dated September 7, 2005, Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak"), which serves as the independent registered public accounting firm for Avenue Entertainment Group, Inc. (the "Company"), notified the Company that Singer Lewak has decided to resign as the Company's auditor. Singer Lewak did not seek the Company's consent to its resignation. Therefore, Singer Lewak's decision to resign was not recommended or approved by the Company's Board of Directors.

         The reports of Singer Lewak on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but did contain explanatory language regarding substantial doubt about the Company's ability to continue as a going concern. During the fiscal years ended December 31, 2003 and 2004, and through September 7, 2005, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-B) between the Company and Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Singer Lewak's satisfaction, would have caused Singer Lewak to make reference to the subject matter thereof in their report.

         The Company has provided Singer Lewak with a copy of this Form 8-K and has asked Singer Lewak to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Singer Lewak agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

         (c)   Exhibits.

               16.1 Letter of Singer Lewak Greenbaum & Goldstein LLP, dated September 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By: /s/ GENE FELDMAN
                                           -------------------------------------
Date:  September 30, 2005                  Gene Feldman
                                           President, Chief Executive Officer
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  16.1         Letter of Singer Lewak Greenbaum & Goldstein LLP, dated September
               29, 2005.